UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

ExamWorks Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.
Suite 2625
Atlanta, GA
(Address of principal executive offices, including zip code)

(404) 952-2400
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.             Completion of Acquisition or Disposition of Assets.

On May 13, 2011, ExamWorks Group, Inc. filed a Current Report on Form 8-K reporting that it had completed its acquisition of 100% of the share capital of Premex Group Limited (“Premex”).  This Current Report on Form 8-K/A is being filed to provide certain audited financial statements and certain unaudited pro forma information of Premex required by Item 9.01 of Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

(1)
Premex Group Limited and Subsidiaries Audited Consolidated Balance Sheets as of November 30, 2010 and 2009 and the related Consolidated Profit and Loss Accounts and Cash Flow Statements for each of the years in the two-year period ended November 30, 2010 and the Report of the Independent Auditor related thereto, filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b)           Pro Forma Financial Information

The pro forma financial information required by this item with respect to the transaction is filed as Exhibit 99.3 hereto and incorporated by reference herein.

(c)           Not applicable.

(d)           Exhibits.

Exhibit No.	Description

Exhibit 23.1	Consent of KPMG LLP, Independent Auditor.

Exhibit 23.2	Consent of UHY LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1
Premex Group Limited and Subsidiaries Audited Consolidated Balance Sheets as of November 30, 2010 and 2009 and the related Consolidated Profit and Loss Accounts and Cash Flow Statements for each of the years in the two-year period ended November 30, 2010 and the Report of Independent Auditor related thereto.

Exhibit 99.2
MES Group, Inc. and Subsidiaries Audited Consolidated Balance Sheets as of December 31, 2010 and 2009 and the related Consolidated Statements of Stockholders’ Equity, Income, Comprehensive Income and Cash Flows for each of the years in the three-year period ended December 31, 2010 and the Report of Independent Registered Public Accounting Firm related thereto.

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Dated: July 1, 2011	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 23.1	Consent of KPMG LLP, Independent Auditor.

Exhibit 23.2	Consent of UHY LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1
Premex Group Limited and Subsidiaries Audited Consolidated Balance Sheets as of November 30, 2010 and 2009 and the related Consolidated Profit and Loss Accounts and Cash Flow Statements for each of the years in the two-year period ended November 30, 2010 and the Report of Independent Auditor related thereto.

Exhibit 99.2
MES Group, Inc. and Subsidiaries Audited Consolidated Balance Sheets as of December 31, 2010 and 2009 and the related Consolidated Statements of Stockholders’ Equity, Income, Comprehensive Income and Cash Flows for each of the years in the three-year period ended December 31, 2010 and the Report of Independent Registered Public Accounting Firm related thereto.

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.